MERRILL LYNCH
CALIFORNIA
MUNICIPAL
BOND FUND












FUND LOGO











Annual Report

August 31, 1996



Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863











This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch California
Municipal Bond Fund
Merrill Lynch California
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011





TO OUR SHAREHOLDERS

The Municipal Market Environment
Municipal bond yields rose over the six-month period ended August 31, 1996. Investors became increasingly alarmed that earlier forecasts of continued moderate growth were overly optimistic. As indications of stronger growth were released, particularly the strong employment reports released beginning in March, fears of associated inflationary pressures mounted and yields rose in response. By May and June, long-term municipal bond yields rose into the 6.25%--6.30% range.

However, in early July the combination of the Federal Reserve Board suggesting that growth was expected to slow later in 1996 and a temporary stock market correction allowed municipal bond yields to fall as investors scrambled to purchase relatively scarce securities. As measured by the Bond Buyer Revenue Bond Index, long-term, A-rated uninsured tax-exempt bonds yielded 6.09% at August 31, 1996, an increase of over 20 basis points (0.20%) in the last six months. Long-term US Treasury bond yields rose significantly higher over the same period. By August 31, 1996, yields on US Treasury bonds increased almost 65 basis points to end the six-month period at 7.11%.

The municipal bond market's recent outperformance as compared to its taxable counterpart was largely the result of two principal factors. First, much of the concern in the tax-exempt market regarding the potential loss of the inherent tax-advantage of the municipal bonds dissipated. For much of 1995, various tax proposals, such as the flat tax or national sales tax, were put forward either to reduce the national debt or reform the current tax system. Most of these proposals would have severely limited the tax advantages enjoyed by the municipal bond market. However, in February 1996, the Kemp Com-mission released its findings regarding various tax reform proposals. While noting that numerous changes should be made, no mention of curtailing or stopping municipal bonds' current favored tax status was made.

The second major factor leading to the municipal bond market's recent outperformance was the return of a more favorable technical environment. The rate of increase in new bond issuance recently slowed. Over the last 12 months, approximately $175 billion in long-term municipal securities were issued, an increase of over 25% as compared to the same period a year earlier. Much of this increase was the result of issuers seeking to refinance their existing higher-coupon debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical and issuance declined. Over the last six months, less than $90 billion in long-term tax-exempt securities were underwritten, an increase of 12% versus the comparable period a year earlier. Only $43 billion in tax-exempt securities were issued in the last three months, a 6% decline in issuance compared to the August 31, 1995 quarter.

At the same time investor demand remained consistently strong. With nominal new-issue yields above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-coupon bonds issued in the early-to-mid 1980s were redeemed at their first optional call dates, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While historically still very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.


Fiscal Year in Review
Our investment strategy for Merrill Lynch California Municipal Bond Fund focuses on seeking to provide current yield while being mindful of capital appreciation. The portfolio is positioned with a core of securities that provide an attractive current yield because they originate in a higher interest rate environment. In our ongoing attempt to bolster the Fund's total return, we follow a research-intensive investment process in order to identify new municipal issues that could be purchased to achieve a greater current yield within the quality parameters set forth by the Fund's prospectus and our internal policies.

During the 12-month period ended August 31, 1996, the municipal bond market was characterized by tremendous price volatility as slow growth and low inflation forecasts gave way to fears of an accelerating economy. We negotiated these turbulent market swings by initiating a defensively oriented investment strategy earlier in the year seeking to stress an above-average industry current yield while maintaining a lower level of sensitivity to the general rising direction of interest rates. Cash equivalent reserves in the portfolio fluctuated between 5% and 10% of total assets. A large portion of assets committed to longer maturities currently have coupons structured for income rather than price appreciation. This strategy served the portfolio well during this particularly volatile period for the fixed-income markets. However, the market's recent volatility creates opportunities. Therefore, we are monitoring the US economic backdrop and the overall valuation of municipal rates to find a re-entry point at which time we would take a more aggressive approach. We are seeking higher-yielding investment opportunities for the Fund within the credit limits detailed by the prospectus.


In Conclusion
We appreciate your investment in Merrill Lynch California Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(Walter C. O'Connor)
Walter C. O'Connor
Vice President and Portfolio Manager

October 1, 1996




IMPORTANT TAX INFORMATION


All of the net investment income distributions paid monthly by Merrill Lynch California Municipal Bond Fund during its taxable year ended August 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



PERFORMANCE DATA



About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                                12 Month   3 Month
                                               8/31/96    5/31/96   8/31/95     % Change   % Change
Class A Shares*                                 $11.49    $11.36     $11.40      +0.79%     +1.14%
Class B Shares*                                  11.49     11.36      11.40      +0.79      +1.14
Class C Shares*                                  11.49     11.36      11.40      +0.79      +1.14
Class D Shares*                                  11.49     11.36      11.40      +0.79      +1.14
Class A Shares--Total Return*                                                    +6.53(1)   +2.56(2)
Class B Shares--Total Return*                                                    +5.99(3)   +2.43(4)
Class C Shares--Total Return*                                                    +5.88(5)   +2.40(6)
Class D Shares--Total Return*                                                    +6.43(7)   +2.54(8)
Class A Shares--Standardized 30-day Yield         4.94%
Class B Shares--Standardized 30-day Yield         4.63%
Class C Shares--Standardized 30-day Yield         4.53%
Class D Shares--Standardized 30-day Yield         4.84%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.648 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.156 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.588 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.142 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.576 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.139 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.636 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.154 per share ordinary income dividends.

Total Return Based on a $10,000 Investment--Class A Shares

A line graph depicting the growth of an investement in the Fund's
Class A Shares compared to growth of an investment in the Lehman
Brothers Muncipal Bond Index. Beginning and ending values are:


                                             10/25/88**      8/96

ML California Municipal Bond
Fund++--Class A Shares*                      $ 9,600        $16,974

Lehman Brothers Municipal Bond
Index++++                                    $10,000        $18,236



Total Return Based on a $10,000 Investment--Class B Shares

A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the Lehman
Brothers Municipal Bond Index. Beginning and ending values are:


                                             10/25/88**      8/96

ML California Municipal Bond
Fund++--Class B Shares*                      $10,000        $18,713

Lehman Brothers Municipal Bond
Index++++                                    $10,000        $21,128




Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                             10/21/94**      8/96

ML California Municipal Bond
Fund++--Class C Shares*                      $10,000        $11,532

ML California Municipal Bond
Fund++--Class D Shares*                      $ 9,600        $11,177

Lehman Brothers Municipal Bond
Index++++                                    $10,000        $11,837
[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML California Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of California, it's political subdivisions, agencies and instumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

    Past Performance is not predictive of future performance.




PERFORMANCE DATA (continued)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/96                         +6.60%         +2.34%
Five Years Ended 6/30/96                   +7.29          +6.41
Inception (10/25/88)
through 6/30/96                            +7.49          +6.92
[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/96                         +6.15%         +2.15%
Five Years Ended 6/30/96                   +6.76          +6.76
Ten Years Ended 6/30/96                    +7.95          +7.95
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/96                         +6.04%         +5.04%
Inception (10/21/94)
through 6/30/96                            +7.96          +7.96
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/96                         +6.58%         +2.31%
Inception (10/21/94)
through 6/30/96                            +8.51          +5.92
[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Performance Summary--Class A Shares
                          Net Asset Value        Capital Gains
Period Covered        Beginning       Ending      Distributed           Dividends Paid*     % Change**
10/25/88--12/31/88      $11.02        $10.99           --                   $0.148          +  1.08%
1989                     10.99         11.31           --                    0.761          + 10.14
1990                     11.31         11.22           --                    0.755          +  6.14
1991                     11.22         11.61         $0.031                  0.751          + 10.79
1992                     11.61         11.64          0.125                  0.807          +  8.58
1993                     11.64         12.13          0.158                  0.808          + 12.78
1994                     12.13         10.62           --                    0.662          -  7.08
1995                     10.62         11.83           --                    0.636          + 17.77
1/1/96--8/31/96          11.83         11.49           --                    0.415          +  0.78
                                                     ------                 ------
                                               Total $0.314           Total $5.743

                                                      Cumulative total return as of 8/31/96: +76.82%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

PERFORMANCE DATA (concluded)

Performance Summary--Class B Shares
                           Net Asset Value       Capital Gains
Period Covered        Beginning       Ending      Distributed            Dividends Paid*    % Change**
9/30/85--12/31/85       $10.00        $10.60           --                   $0.175          +  8.00%
1986                     10.60         11.63         $0.046                  0.763          + 17.80
1987                     11.63         10.73           --                    0.745          -  1.45
1988                     10.73         10.99           --                    0.707          +  9.28
1989                     10.99         11.32           --                    0.705          +  9.69
1990                     11.32         11.22           --                    0.698          +  5.51
1991                     11.22         11.62          0.031                  0.694          + 10.33
1992                     11.62         11.64          0.125                  0.748          +  7.94
1993                     11.64         12.13          0.158                  0.747          + 12.22
1994                     12.13         10.63           --                    0.606          -  7.50
1995                     10.63         11.83           --                    0.578          + 17.07
1/1/96--8/31/96          11.83         11.49           --                    0.377          +  0.44
                                                     ------                 ------
                                               Total $0.360           Total $7.543

                                                     Cumulative total return as of 8/31/96: +130.53%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                           Net Asset Value       Capital Gains
Period Covered        Beginning       Ending      Distributed            Dividends Paid*    % Change**
10/21/94--12/31/94      $10.94        $10.63           --                   $0.116          -  1.76%
1995                     10.63         11.83           --                    0.566          + 16.95
1/1/96--8/31/96          11.83         11.49           --                    0.369          +  0.37
                                                                            ------
                                                                      Total $1.051

                                                      Cumulative total return as of 8/31/96: +15.32%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares
                           Net Asset Value       Capital Gains
Period Covered        Beginning       Ending      Distributed             Dividends Paid*   % Change**
10/21/94--12/31/94      $10.94        $10.63           --                   $0.127          -  1.65%
1995                     10.63         11.83           --                    0.623          + 17.53
1/1/96--8/31/96          11.83         11.49           --                    0.407          +  0.72
                                                                            ------
                                                                      Total $1.157

                                                      Cumulative total return as of 8/31/96: +16.42%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch California Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
INFLOS   Inverse Floating Rate Municipal Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITES    Residual Interest Tax-Exempt Securities
RITR     Residual Interest Trust Receipts
S/F      Single Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
S&P     Moody's   Face                                                                                            Value
Ratings Ratings  Amount                               Issue                                                     (Note 1a)

California--97.5%
NR*      NR*   $ 3,750   Alameda, California, Public Financing Authority, Local Agency Special Tax Revenue
                         Refunding Bonds (Community Facility #1), Series A, 7% due 8/01/2019                     $  3,804

AAA      Aaa     3,000   Anaheim, California, Public Financing Authority, Tax Allocation Revenue Bonds,
                         Registered RITES, 9.03% due 12/28/2018 (c)(j)                                              3,352

                         Antioch, California, Improvement Bonds (1915 Assessment District No.27-Lone Tree):
NR*      NR*       665     Series D, 6.40% due 9/02/2003                                                              679
NR*      NR*     4,955     Series D, 7.30% due 9/02/2013                                                            5,123
NR*      NR*     4,000     Series E, 7.125% due 9/02/2016                                                           4,126

AAA      Aaa     3,140   Brea, California, Public Financing Authority, Tax Allocation Revenue Bonds
                         (Redevelopment Project AB), Series A, 6.75% due 8/01/2022 (c)                              3,407

AAA      Aaa     2,025   Brentwood, California, GO, Unified School District, 6.85% due 8/01/2016 (d)(k)             2,151

                         California Health Facilities Financing Authority Revenue Bonds, Series A:
AAA      Aaa     4,350     (Kaiser Permanente), 7% due 10/01/2018 (c)                                               4,677
BB       Aaa     5,150     Refunding (Good Samaritan Health System), 7.50% due 5/01/2000 (a)                        5,754
AAA      Aaa     4,000     (Scripps Memorial Hospital), 6.25% due 10/01/2013 (c)                                    4,162
A1+      VMIG1++ 1,580     (Scripps Memorial Hospital), VRDN, 3.35% due 12/01/2005 (b)(c)                           1,580
NR*      A       5,780     (Scripps Research Institute), 6.625% due 7/01/2014                                       6,071

A1+      VMIG1++ 5,500   California Health Facilities Financing Authority, Revenue Refunding Bonds
                         (Catholic West), Series C, VRDN, 3.25% due 7/01/2011 (b)(c)                                5,500

                         California HFA, Home Mortgage Revenue Bonds:
AA-      Aa      3,620     AMT, Series A, 7.70% due 8/01/2030                                                       3,795
AA-      Aa        470     AMT, Series B, 8% due 8/01/2029                                                            491
AA-      Aa     10,115     AMT, Series F-1, 7% due 8/01/2026                                                       10,626
AA-      Aa        790     AMT, Series G, 8.15% due 8/01/2019                                                         823
AA-      Aa      2,110     Series A, 8.125% due 8/01/2019                                                           2,220
AA-      Aa      2,850     Series D, 7.25% due 8/01/2017                                                            3,001

                         California HFA, Revenue Bonds, AMT:
AA-      Aa      4,150     RIB, 8.856% due 8/01/2023 (j)                                                            4,186
AAA      Aaa       980     Series A, 7.20% due 2/01/2026 (c)                                                        1,025

SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
S&P     Moody's   Face                                                                                            Value
Ratings Ratings  Amount                               Issue                                                     (Note 1a)

California (continued)
                         California Pollution Control Financing Authority, PCR, Refunding, VRDN (b):
A1+      P1    $ 3,000     (Exxon Project), 3.50% due 12/01/2012                                                 $  3,000
A1       NR*     4,700     (Pacific Gas and Electric Co.), AMT, Series G, 3.45% due 2/01/2016                       4,700

                         California Pollution Control Financing Authority, Resource Recovery Revenue Bonds,
                         VRDN, AMT (b):
NR*      NR*     3,200     (Delano Project), 3.50% due 8/01/2019                                                    3,200
NR*      P1      2,800     (Delano Project), 3.50% due 8/01/2019                                                    2,800
NR*      P1      2,500     (Delano Project), Series 1991, 3.50% due 8/01/2029                                       2,500
NR*      P1      2,400     Refunding (Ultra Power Malaga Project), Series A, 3.55% due 4/01/2017                    2,400
NR*      P1      3,600     Refunding (Ultra Power Rocklin Project), Series A, 3.55% due 6/01/2017                   3,600

A1+      VMIG1++ 8,300   California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds
                         (Shell Oil Co.-Martinez Project), VRDN, AMT, Series A, 3.50% due 10/01/2024 (b)            8,300

AA       Aa     10,000   California State Department of Water Resources, Central Valley Project Revenue Bonds
                         (Water Systems), Series M, 5% due 12/01/2019                                               8,754

                         California State Public Works Board, Lease Revenue Bonds:
A        A      10,675     (Department of Corrections-Monterey County Soledad II), Series A, 7% due 11/01/2019     11,735
A        A       3,555     High Technology Facilities (San Jose Facilities), Series A, 7.75% due 8/01/2006          4,018
A        A       7,000     (Various Community College Projects), Series B, 7% due 3/01/2019                         7,682
AAA      Aaa    10,775     (Various University of California Projects), Series A, 6.40% due 12/01/2016 (d)         11,410
A        A1      1,475     (Various University of California Projects), Series B, 6.625% due 12/01/2019             1,567

                         California State, Veterans' Bonds, AMT, UT:
A+       A      16,300     Series AW, 7.70% due 4/01/2009                                                          17,372
AAA      Aaa    13,250     Series BD, BE, BF, 6.375% due 2/01/2027 (d)                                             13,401

AA       Aa      4,750   California Statewide Communities Development Authority Revenue Bonds (Saint Joseph
                         Health System Group), COP, 6.625% due 7/01/2021                                            4,993

AAA      Aaa     5,000   Central Coast, California, Water Authority Revenue Bonds (State Water Project
                         Regional Facilities), 6.60% due 10/01/2022 (d)                                             5,396

BBB      NR*     1,000   Contra Costa County, California, Public Financing Authority, Tax Allocation Revenue
                         Refunding Bonds, Series A, 7.10% due 8/01/2022                                             1,055

                         Corona, California, COP, Corona Community:
AAA      Aaa     1,915     8% due 3/01/2009 (a)                                                                     2,375
AAA      Aaa     2,065     8% due 3/01/2010 (a)                                                                     2,573
AAA      Aaa     2,230     8% due 3/01/2011 (a)                                                                     2,792
AAA      Aaa     2,410     8% due 3/01/2012 (a)                                                                     3,030
AAA      Aaa     2,605     8% due 3/01/2013 (a)                                                                     3,286
AAA      Aaa     2,810     8% due 3/01/2014 (a)                                                                     3,553
AAA      Aaa     3,035     8% due 3/01/2015 (i)                                                                     3,843

NR*      Aaa     4,635   Cypress, California, S/F Residential Mortgage Revenue Refunding Bonds, Series A,
                         7.10% due 1/01/2011 (i)                                                                    5,270

AAA      Aaa     5,000   El Cajon, California, Redevelopment Agency, Tax Allocation Bonds (El Cajon
                         Redevelopment Project), 6.60% due 10/01/2022 (d)                                           5,349

BBB+     NR*     4,600   Fontana, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                         (Jurupa Hills Redevelopment Project), Series A, 7.20% due 10/01/2024                       4,927

AAA      Aaa     2,230   Irvine, California, Unified School District, Special Tax Community Facilities Bonds
                         (District No. 86-1), Series A, 8.10% due 11/15/2013 (c)                                    2,436

SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
S&P     Moody's   Face                                                                                            Value
Ratings Ratings  Amount                               Issue                                                     (Note 1a)

California (continued)
                         Long Beach, California, Improvement Bonds (1915 Assessment District 90-2):
NR*      NR*   $   465     7% due 9/02/2001                                                                      $    481
NR*      NR*       495     7.05% due 9/02/2002                                                                        512
NR*      NR*       530     7.10% due 9/02/2003                                                                        548
NR*      NR*       570     7.15% due 9/02/2004                                                                        589
NR*      NR*       610     7.20% due 9/02/2005                                                                        629
NR*      NR*       655     7.25% due 9/02/2006                                                                        676
NR*      NR*     4,065     7.50% due 9/02/2011                                                                      4,219

NR*      NR*     5,695   Long Beach, California, M/F Housing Redevelopment Agency Revenue Bonds
                         (Pacific Court Apartments), Issue B, AMT, 6.95% due 9/01/2023                              4,516

NR*      NR*     4,545   Long Beach, California, Special Tax Community Facilities Bonds (District No.3-Pine
                         Avenue), 6.375% due 9/01/2023                                                              4,255

AAA      Aaa     5,150   Los Angeles, California, Community Redevelopment Agency, Tax Allocation Refunding
                         Bonds (Bunker Hill), Series H, 6.50% due 12/01/2016 (f)                                    5,523

AAA      Aaa    17,050   Los Angeles, California, Convention and Exhibition Center Authority, COP,
                         9% due 12/01/2005 (a)                                                                     22,124

                         Los Angeles, California, Convention and Exhibition Center Authority, Lease Revenue
                         Refunding Bonds, Series A (c):
AAA      Aaa     8,000     5.125% due 8/15/2013                                                                     7,447
AAA      Aaa    12,000     5.125% due 8/15/2021                                                                    10,707

AA-      Aa     10,000   Los Angeles, California, Department of Water and Power, Electric Plant Revenue
                         Bonds, Registered RITR, 8.327% due 2/01/2020 (j)                                          10,687

AAA      Aaa     5,000   Los Angeles, California, Department of Water and Power, Waterworks Revenue Bonds,
                         6.30% due 7/01/2024 (c)                                                                    5,166

                         Los Angeles, California, Harbor Department Revenue Bonds:
AAA      NR*    10,000     7.60% due 10/01/2018 (i)                                                                12,056
AA       Aa      1,000     AMT, Series B, 6.625% due 8/01/2025                                                      1,043

AAA      Aaa     7,890   Los Angeles, California, Wastewater System Revenue Bonds, Series D,
                         6.625% due 12/01/2012 (c)                                                                  8,519

AAA      Aaa    10,000   Los Angeles County, California, COP (Correctional Facilities Project),
                         6.50% due 9/01/2000 (a)(c)                                                                10,908

AAA      Aaa    10,000   Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax
                         Revenue Refunding Bonds (Proposition A), Series A, 5% due 7/01/2021 (e)                    8,763

AAA      Aaa    12,070   Los Angeles County, California, Public Works Financing Authority, Lease Revenue
                         Refunding Bonds, Series A, 6% due 9/01/2005 (c)                                           12,891

AAA      Aaa    10,000   Los Angeles County, California, Sanitation Districts, Financing Authority Revenue
                         Bonds(Capital Projects), Series A, 5.25% due 10/01/2019 (c)                                9,115

AAA      Aaa     6,250   Marysville, California, Hospital Revenue Bonds (Fremont-Rideout Health Group),
                         Series A, 6.30% due 1/01/2022 (d)                                                          6,420

AA       Aa     11,650   Metropolitan Water District, Southern California, Waterworks Revenue Bonds, RIB,
                         7.811% due 8/05/2022 (j)                                                                  11,038

A-       A       3,570   Northern California Power Agency, Public Power Revenue Bonds (Hydroelectric Project
                         #1), Series E, 7.15% due 7/01/2024                                                         3,742

SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
S&P     Moody's   Face                                                                                            Value
Ratings Ratings  Amount                               Issue                                                     (Note 1a)

California (continued)
AAA      Aaa   $ 5,635   Ontario, California, Redevelopment Financing Authority Revenue Bonds (Cimarron
                         Project No. 1-Center City), 6.375% due 8/01/2020 (c)                                    $  5,879

AAA      Aaa    20,300   Orange County, California, Local Transportation Authority, Sales Tax Revenue Bonds,
                         Second Series, 6.10% due 2/14/2011 (e)                                                    20,778

A        NR*     3,000   Palmdale, California, Civic Authority Revenue Refunding Bonds (Merged Redevelopment
                         Project), Series A, 6.60% due 9/01/2034                                                    3,166

AAA      Aaa    11,620   Pittsburg, California, Redevelopment Agency, Residential Mortgage Revenue Bonds,
                         9.60% due 6/01/2016 (i)                                                                   16,882

NR*      NR*     8,680   Pleasanton, California, Joint Powers Financing Authority, Revenue Reassessment Bonds,
                         Sub-Series B, 6.75% due 9/02/2017                                                          8,804

AAA      Aaa     3,450   Rancho, California, Water District Financing Authority Revenue Bonds, RITES,
                         9.024% due 9/11/2001 (a)(d)(j)                                                             4,088

                         Redwood City, California, Public Financing Authority, Local Agency Revenue Bonds:
AAA      Aaa     1,500     Refunding, Series A, 6.50% due 7/15/2011 (d)                                             1,586
A-       NR*     2,500     Series B, 7.25% due 7/15/2011                                                            2,707

BBB      NR*     2,430   Riverside County, California, Redevelopment Agency Bonds (Tax Allocation
                         Redevelopment Project No. 4), Series A, 7.50% due 10/01/2026                               2,616

AAA      Aaa     3,000   Rohnert Park, California, Community Development Agency, Tax Allocation Refunding
                         (Bonds Rohnert Park Redevelopment Project), 6.50% due 8/01/2020 (d)                        3,180

                         Sacramento, California, Municipal Utility District, Electric Revenue Bonds:
AAA      Aaa     7,000     INFLOS, 8.717% due 8/15/2018 (e)(j)                                                      7,332
AAA      Aaa     5,000     Series B, 6.375% due 8/15/2022 (c)                                                       5,230

AA       Aa      2,500   San Bernardino, California, Health Care System Revenue Bonds (Sisters of Charity),
                         Series A, 7% due 7/01/2001 (a)                                                             2,789

AAA      Aaa     5,000   San Diego, California, Public Facilities Financing Authority, Sewer Revenue Bonds,
                         5% due 5/15/2020 (e)                                                                       4,452

                         San Francisco, California, City and County Airport Commission, International Airport
                         Revenue Bonds, Second Series (d):
AAA      Aaa     3,240     AMT, Issue 6, 6.50% due 5/01/2018                                                        3,384
AAA      Aaa     8,000     AMT, Issue 6, 6.60% due 5/01/2020                                                        8,450
AAA      Aaa     8,500     Refunding, Issue 1, 6.30% due 5/01/2011                                                  8,925

NR*      NR*     1,280   San Francisco, California, City and County Redevelopment Agency, Community Facilities
                         District Special Tax No. 1 Bonds (South Beach), 8.20% due 8/01/2013                        1,372

AAA      Aaa     4,150   Santa Clara, California, Electric Revenue Bonds, Series A, 6.50% due 7/01/2021 (c)         4,415

AAA      Aaa    10,000   Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                         (VMC Facility Replacement Project), Series A, 6.75% due 11/15/2020 (d)                    10,937

AA       A1      1,000   Santa Clara County, California, Transportation District, Sales Tax Revenue Bonds,
                         Series A, 6.75% due 6/01/2011                                                              1,082

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
S&P     Moody's   Face                                                                                            Value
Ratings Ratings  Amount                               Issue                                                     (Note 1a)

California (concluded)
AAA      Aaa   $ 2,000   Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Bonds
                         (Consolidated Redevelopment Project), Series A, 6.40% due 9/01/2022 (c)                 $  2,102

                         Southern California Home Financing Authority, S/F Mortgage Revenue Bonds, AMT (h):
AAA      NR*     3,905     (Mortgage Backed Security), Series A, 7.625% due 10/01/2023                              4,105
AAA      NR*     2,450     (Mortgage Backed Security), Series A, 7.35% due 9/01/2024 (g)                            2,547
AAA      NR*     1,040     Series B, 7.75% due 3/01/2024 (g)                                                        1,098

BBB+     NR*    20,590   Stanislaus, California, Waste-to-Energy Financing Agency, Solid Waste Facility
                         Revenue Refunding Certificates (Ogden Martin System Inc. Project), 7.625%
                         due 1/01/2010                                                                             22,121

AAA      Aaa     6,500   Stockton, California, Revenue Bonds (Wastewater Treatment Plant Expansion), COP,
                         Series A, 6.80% due 9/01/2024 (e)                                                          7,121

AAA      Aaa     4,000   Tri-City, California, Hospital District Revenue Bonds (Tri-City Hospital),
                         8.97% due 2/01/2002 (a)(c)                                                                 4,603

                         University of California Revenue Bonds (Multiple Purpose Projects):
A        NR*    14,700     Refunding, Series A, 6.875% due 9/01/2002 (a)                                           16,578
AAA      Aaa     3,000     Refunding, Series C, 5% due 9/01/2023 (d)                                                2,616
AAA      Aaa     8,000     Series D, 6.25% due 9/01/2012 (c)                                                        8,368
AAA      Aaa     6,000     Series D, 6.375% due 9/01/2019 (c)                                                       6,277
AAA      Aaa    11,845     Series D, 6.375% due 9/01/2024 (c)                                                      12,392

A        A       6,000   West Covina, California, COP (Queen of the Valley Hospital), 6.95% due 8/15/2023           6,483

AAA      Aaa     6,000   West Sacramento, California, Redevelopment Agency, Tax Allocation Bonds
                         (West Sacramento Redevelopment Project), 6.25% due 9/01/2010 (c)                           6,294


Puerto Rico--1.2%


A        Baa1    5,000   Puerto Rico Commonwealth, GO, UT, 6.45% due 7/01/2017                                      5,260

AAA      Baa1    2,000   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                         Bonds, Series T, 6.625% due 7/01/2002 (a)                                                  2,222

Total Investments (Cost--$598,690)--98.7%                                                                         634,685

Other Assets Less Liabilities--1.3%                                                                                 8,580
                                                                                                                 --------
Net Assets--100.0%                                                                                               $643,265
                                                                                                                 ========

(a)Prerefunded.
(b)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1996.
(c)MBIA Insured.
(d)AMBAC Insured.
(e)FGIC Insured.
(f)FSA Insured.
(g)FNMA Collateralized.
(h)GNMA Collateralized.
(i)Escrowed to Maturity.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1996.
(k)Bank Qualified.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1996
Assets:             Investments, at value (identified cost--$598,689,871) (Note 1a)                         $634,685,255
                    Cash                                                                                          82,858
                    Receivables:
                      Interest                                                             $ 10,813,406
                      Beneficial interest sold                                                  408,759       11,222,165
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                         117,848
                                                                                                            ------------
                    Total assets                                                                             646,108,126
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                            1,430,109
                      Dividends to shareholders (Note 1f)                                       633,611
                      Investment adviser (Note 2)                                               319,670
                      Distributor (Note 2)                                                      234,874        2,618,264
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       225,088
                                                                                                            ------------
                    Total liabilities                                                                          2,843,352
                                                                                                            ------------

Net Assets:         Net assets                                                                              $643,264,774
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $    371,370
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                4,182,252
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   70,595
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                  972,997
                    Paid-in capital in excess of par                                                         620,910,864
                    Accumulated realized capital losses on investments--net (Note 5)                         (16,973,057)
                    Accumulated distributions in excess of realized capital gains--net
                    (Note 1f)                                                                                 (2,265,631)
                    Unrealized appreciation on investments--net                                               35,995,384
                                                                                                            ------------
                    Net assets                                                                              $643,264,774
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $42,668,594 and 3,713,704 shares
                    of beneficial interest outstanding                                                      $      11.49
                                                                                                            ============
                    Class B--Based on net assets of $480,667,799 and 41,822,524 shares
                    of beneficial interest outstanding                                                      $      11.49
                                                                                                            ============
                    Class C--Based on net assets of $8,111,647 and 705,950 shares
                    of beneficial interest outstanding                                                      $      11.49
                                                                                                            ============
                    Class D--Based on net assets of $111,816,734 and 9,729,971 shares
                    of beneficial interest outstanding                                                      $      11.49
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                         August 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 41,044,550
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  3,611,875
                    Account maintenance and distribution fees--Class B (Note 2)               2,723,756
                    Transfer agent fees--Class B (Note 2)                                       216,676
                    Accounting services (Note 2)                                                118,709
                    Printing and shareholders reports                                            77,586
                    Professional fees                                                            73,696
                    Account maintenance fees--Class D (Note 2)                                   68,985
                    Custodian fees                                                               66,467
                    Registration fees (Note 1e)                                                  66,297
                    Trustees' fees and expenses                                                  40,129
                    Account maintenance and distribution fees--Class C (Note 2)                  35,107
                    Transfer agent fees--Class D (Note 2)                                        22,807
                    Pricing fees                                                                 18,621
                    Transfer agent fees--Class A (Note 2)                                        14,677
                    Transfer agent fees--Class C (Note 2)                                         2,582
                    Other                                                                        43,874
                                                                                           ------------
                    Total expenses                                                                             7,201,844
                                                                                                            ------------
                    Investment income--net                                                                    33,842,706
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          4,306,220
Unrealized          Change in unrealized appreciation on investments--net                                      1,206,892
Gain on                                                                                                     ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 39,355,818
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment income--net                                                 $ 33,842,706     $ 37,800,235
                    Realized gain (loss) on investments--net                                  4,306,220      (16,973,155)
                    Change in unrealized appreciation on investments--net                     1,206,892       17,518,587
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     39,355,818       38,345,667
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                (2,457,264)      (3,035,857)
(Note 1f):            Class B                                                               (27,350,656)     (34,575,842)
                      Class C                                                                  (287,834)         (69,364)
                      Class D                                                                (3,746,952)        (119,172)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (33,842,706)     (37,800,235)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                            (29,652,521)    (120,046,349)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                            (24,139,409)    (119,500,917)
                    Beginning of year                                                       667,404,183      786,905,100
                                                                                           ------------     ------------
                    End of year                                                            $643,264,774     $667,404,183
                                                                                           ============     ============

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                       Class A
                                                                                     For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                 1996       1995      1994       1993       1992
Per Share           Net asset value, beginning of year                $  11.40   $  11.32  $  12.38  $  11.80   $  11.44
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .64        .64       .68       .70        .72
                    Realized and unrealized gain (loss) on
                    investments--net                                       .09        .08      (.78)      .78        .41
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .73        .72      (.10)     1.48       1.13
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.64)      (.64)     (.68)     (.70)      (.72)
                      Realized gain on investments--net                     --         --      (.19)     (.20)      (.05)
                      In excess of realized gain on
                      investments--net                                      --         --      (.09)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.64)      (.64)     (.96)     (.90)      (.77)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.49   $  11.40  $  11.32  $  12.38   $  11.80
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.53%      6.77%     (.92%)   13.19%     10.23%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to           Expenses                                              .65%       .65%      .62%      .63%       .63%
Average                                                               ========   ========  ========  ========   ========
Net Assets          Investment income--net                               5.51%      5.83%     5.65%     5.87%      6.26%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 42,668   $ 44,228  $ 60,017  $ 64,526   $ 46,556
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  53.79%     53.40%    75.66%    61.24%     52.31%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of
                    sales loads.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
The following per share data and ratios have been derived
from information provided in the financial statements.                                       Class B
                                                                                     For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                 1996       1995       1994     1993       1992
Per Share           Net asset value, beginning of year                $  11.40   $  11.32  $  12.38  $  11.80   $  11.44
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .58        .59       .61       .64        .67
                    Realized and unrealized gain (loss) on
                    investments--net                                       .09        .08      (.78)      .78        .41
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .67        .67      (.17)     1.42       1.08
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.58)      (.59)     (.61)     (.64)      (.67)
                      Realized gain on investments--net                     --         --      (.19)     (.20)      (.05)
                      In excess of realized gain on
                      investments--net                                      --         --      (.09)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.58)      (.59)     (.89)     (.84)      (.72)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.49   $  11.40  $  11.32  $  12.38   $  11.80
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   5.99%      6.28%    (1.50%)   12.62%      9.68%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses                                             1.16%      1.16%     1.13%     1.13%      1.13%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Investment income--net                               5.01%      5.32%     5.15%     5.38%      5.76%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands).           $480,668   $616,199  $726,888  $821,220   $729,569
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  53.79%     53.40%    75.66%    61.24%     52.31%
                                                                      ========   ========  ========  ========   ========


                                                                                      Class C              Class D
                                                                                           For the               For the
                                                                              For the       Period    For the    Period
The following per share data and ratios have been derived                       Year      Oct. 21,      Year     Oct. 21,
from information provided in the financial statements.                         Ended      1994++ to    Ended    1994++ to
                                                                             August 31,   August 31, August 31, August 31,
Increase (Decrease) in Net Asset Value:                                         1996        1995        1996      1995
Per Share           Net asset value, beginning of period                      $  11.40   $  10.94   $   11.40   $  10.94
Operating                                                                     --------   --------   ---------   --------
Performance:        Investment income--net                                         .57        .49         .63        .54
                    Realized and unrealized gain on investments--net               .09        .46         .09        .46
                                                                              --------   --------   ---------   --------
                    Total from investment operations                               .66        .95         .72       1.00
                                                                              --------   --------   ---------   --------
                    Less dividends from investment income--net                    (.57)      (.49)       (.63)      (.54)
                                                                              --------   --------   ---------   --------
                    Net asset value, end of period                            $  11.49   $  11.40   $   11.49   $  11.40
                                                                              ========   ========   =========   ========

Total Investment    Based on net asset value per share                           5.88%      8.96%+++    6.43%      9.42%+++
Return:**                                                                     ========   ========   =========   ========

Ratios to           Expenses                                                     1.26%      1.27%*       .75%       .76%*
Average Net                                                                   ========   ========   =========   ========
Assets:             Investment income--net                                       4.91%      5.04%*      5.42%      5.59%*
                                                                              ========   ========   =========   ========

Supplemental        Net assets, end of period (in thousands)                  $  8,112   $  3,131   $ 111,817   $  3,846
Data:                                                                         ========   ========   =========   ========
                    Portfolio turnover                                          53.79%     53.40%      53.79%     53.40%
                                                                              ========   ========   =========   ========

                   *Annualized.
                  **Total investment returns exclude the effects
                    of sales loads.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch California Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $98 have been reclassified from paid-in capital in excess of par to accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates:
0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the remaining average net assets. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made during any fiscal year which will cause such expenses to exceed expense limitations at the time of such payment.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                $2,185        $18,776
Class D                                $2,960        $28,248


For the year ended August 31, 1996, MLPF&S received contingent deferred sales charges of $427,650 and $4,398 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1996 were $336,637,182 and $422,327,530, respectively.


NOTES TO FINANCIAL STATEMENTS (concluded)


Net realized and unrealized gains (losses) as of August 31, 1996 were as follows:


                                    Realized      Unrealized
                                 Gains (Losses)     Gains

Long-term investments            $  5,618,244   $ 35,995,384
Short-term investments                 (1,868)            --
Financial futures
contracts                          (1,310,156)            --
                                 ------------   ------------
Total                            $  4,306,220   $ 35,995,384
                                 ============   ============

As of August 31, 1996, net unrealized depreciation for Federal income tax purposes aggregated $35,995,384, of which $38,074,511 related to appreciated securities and $2,079,127 related to depreciated securities. The aggregate cost of investments at August 31, 1996 for Federal income tax purposes was $598,689,871.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $29,652,521 and $120,046,349 for the years ended
August 31, 1996 and August 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:



Class A Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                           343,484   $  3,993,921
Shares issued to share-
holders in reinvestment
of dividends                           91,475       1,056,965
                                -------------   -------------
Total issued                          434,959       5,050,886
Shares redeemed                      (602,254)     (6,955,693)
                                -------------   -------------
Net decrease                         (167,295)  $  (1,904,807)
                                =============   =============



Class A Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                           356,036   $   3,948,528
Shares issued to share-
holders in reinvestment
of dividends                          110,995       1,224,562
                                -------------   -------------
Total issued                          467,031       5,173,090
Shares redeemed                    (1,889,907)    (20,801,528)
                                -------------   -------------
Net decrease                       (1,422,876)  $ (15,628,438)
                                =============   =============

Class B Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                         3,684,831   $  42,602,905
Shares issued to share-
holders in reinvestment
of dividends                        1,050,882      12,150,317
                                -------------   -------------
Total issued                        4,735,713      54,753,222
Shares redeemed                    (7,544,434)    (87,132,865)
Automatic conversion
of shares                          (9,424,309)   (109,009,248)
                                -------------   -------------
Net decrease                      (12,233,030)  $(141,388,891)
                                =============   =============



Class B Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                         4,055,625   $  44,759,130
Shares issued to share-
holders in reinvestment
of dividends                        1,364,078      15,067,056
                                -------------   -------------
Total issued                        5,419,703      59,826,186
Shares redeemed                   (15,559,912)   (170,703,755)
Automatic conversion
of shares                             (22,131)       (248,360)
                                -------------   -------------
Net decrease                      (10,162,340)  $(111,125,929)
                                =============   =============



Class C Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                           544,866   $   6,303,679
Shares issued to share-
holders in reinvestment
of dividends                           12,095         139,565
                                -------------   -------------
Total issued                          556,961       6,443,244
Shares redeemed                      (125,720)     (1,452,025)
                                -------------   -------------
Net increase                          431,241   $   4,991,219
                                =============   =============

Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to Aug. 31, 1995      Shares        Amount

Shares sold                           343,686   $   3,830,307
Shares issued to share-
holders in reinvestment
of dividends                            3,078          34,747
                                -------------   -------------
Total issued                          346,764       3,865,054
Shares redeemed                       (72,055)       (813,364)
                                -------------   -------------
Net increase                          274,709   $   3,051,690
                                =============   =============
[FN]
++Commencement of Operations.



Class D Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                           623,197   $   7,211,474
Automatic conversion
of shares                           9,424,309     109,009,248
Shares issued to share-
holders in reinvestment
of dividends                          142,594       1,645,562
                                -------------   -------------
Total issued                       10,190,100     117,866,284
Shares redeemed                      (797,598)     (9,216,326)
                                -------------   -------------
Net increase                        9,392,502   $ 108,649,958
                                =============   =============



Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to Aug. 31, 1995      Shares        Amount

Shares sold                           383,812   $   4,170,592
Automatic conversion
of shares                              22,131         248,360
Shares issued to share-
holders in reinvestment
of dividends                            7,710          86,300
                                -------------   -------------
Total issued                          413,653       4,505,252
Shares redeemed                       (76,184)       (848,924)
                                -------------   -------------
Net increase                          337,469   $   3,656,328
                                =============   =============
[FN]
++Commencement of Operations.

5. Capital Loss Carryforward:
At August 31, 1996, the Fund had a net capital loss carryforward of approximately $16,951,000, of which $9,806,000 expires in 2003 and $7,145,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch California Municipal Bond Fund of
Merrill Lynch California Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch California Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch California Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 1, 1996
</AUDIT-REPORT>